UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 8, 2013

Geo Point Technologies, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2319 Foothill Drive, Suite 160
Salt Lake City, Utah		84109
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 810-4662

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

In this Current Report on Form 8-K, references to “Geo Point,” the “Company,” “we,” “us,” “our” and words of similar import refer to Geo Point Technologies, Inc., a Utah corporation and its subsidiaries, unless the context requires otherwise.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies.  We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 8, 2013, pursuant to a Share Exchange Agreement (the “Agreement”) by and among the Company (sometimes called “Party-1”); Feroleum Limited, a newly formed British Virgin Islands investment company limited by shares, beneficially owned by the Gavrielov Family Trust (“NEW-CO”), RTS Oil LLC, a Kazakhstan registered entity organized as a limited liability partnership, beneficially owned by Mr. Rafael Gavrielov (“RTS Oil”), Ms. Isabekova Zhanat Zhaksylykovna, an individual Kazakhstan citizen, residing in Taraza, Kazakhstan, who is a nominated participant and shareholder of the RTS Oil (Participant 1), Mrs. Kurmanbekov Sultan Kaspakovich, an individual Kazakhstan citizen, residing in Taraza, Kazakhstan, who is a nominated participant and shareholder of RTS Oil (Participant 2) and Ms. Gavrielova Yulia Rafaelievna, an individual Kazakhstan citizen, residing in Taraza, Kazakhstan, who is a nominated participant and shareholder of RTS Oil (Participant 3) (collectively sometimes called “Party-2”), the Company acquired 100% of the beneficial ownership of RTS Oil in consideration of the issuance of 69,935,000 shares of its common stock comprised of “restricted securities” as defined in Securities and Exchange Commission (the “SEC”) Rule 144 or approximately 69.9% of the post-Agreement outstanding shares of the Company.  6,993,500 of these shares are to be issued to Ramle Investments Limited, a British Virgin Islands company, as an introduction fee; and 62,941,500 of these shares are to be issued to NEW-CO.  The Agreement contained customary and usual representations and warranties of the parties, along with various covenants to be observed and conditions to the obligations of the parties to the closing of the Agreement.  RTS Oil became a wholly-owned subsidiary of the Company on closing.  A copy of the Agreement is filed as an Exhibit to this Current Report and is incorporated herein by reference.  See Item 9.01

There were no material relationships between the parties prior to the execution, delivery and closing of the Agreement; however, the Company, through Sinur Oil LLP, a limited liability partnership organized in Kazakhstan that is wholly-owned by GSM Oil B.V., a Dutch private company, which is a wholly-owned subsidiary of the Company, has processed crude oil of RTS Oil at Sinur’s Karatua, Kazakhstan, oil refinery.

The Agreement provided for the appointment of three designees of Mr. Gavrielov to the Company’s five member Board of Directors, and the election of Mr. Gavrielov as the Company’s CEO.  The new Board of Directors is presently reviewing potential candidates for the offices of President and CFO.

RTS Oil owns (or has long-term leases in the names of immediate Gavrielov family members) fuel tank farms in Kazakhstan with total storage capacity of more than 40 thousand tons (about 280,000 barrels or 11,760,000 gallons) of refined finished oil products consisting of diesel and gasoline.

•

20 gas stations in Taraz city;

•

Four  fuel tank farms in the Jambyl region.;

•

One fuel tank farm in the Shymkent region; and

•

Two fuel tank farms in the Almaty region

This total capacity of these tank farms allows RTS to be a stable and competitive company in the oil business in the southern region of Kazakhstan, taking into account the seasonal cycles of fuel demand.  RTS is buying finished oil products in large wholesale volumes from all three main state-owned refineries, as well as from mini-refineries at competitive prices.  Purchases are based on long-term contracts for large volumes with special discounts.

RTS sells its products to smaller wholesale distributors or at the retail level via its own gas stations, providing RTS with good margins through its day-to-day operations.  It has highly skilled and experienced traders who know these markets very well, while capitalizing on the seasonal swings of pricing during harvest periods, when there are huge shortages of diesel fuel and petrol 80 throughout Kazakhstan.

RTS is constantly developing and diversifying its business, and beginning at the end of 2012, RTS began the purchase of crude oil, and via a processing agreement with another local micro-refinery, “LAD,” receives furnace fuel for export to Kirgizia, for further deeper processing, bringing increased profit margins to RTS.

Unaudited non-USGAAP financial statements of RTS Oil for the fiscal year ended March 31, 2013, reflect estimated assets of approximately US$73 million; estimated liabilities of approximately US$51 million; estimated revenues of approximately US$81 million; and an estimated EBITDA of approximately US$16 million.  The Company believes that it has a reasonable basis upon which to presume that these figures are correct; however, since these figures were not compiled in accordance with USGAAP, no assurance can be given that the USGAAP audit presently being conducted of the financial statements of RTS Oil for the fiscal years ended March 31, 2013, and 2012, will conclude that these estimates are correct.  Accordingly, these figures should not be relied upon as being anything but “estimates.”

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01.

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01.  The shares issued under the Agreement we issued pursuant to an exemption from the registration provisions of the Securities Act provided in Regulation S of the SEC, as an offer and issuance to a “non-U.S. Person.”  These shares are “restricted securities.”

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

See Items 1.01 and 5.02.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELLECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective May 8, 2013, which was the closing of the Agreement, the Company’s Board of Directors and officers of the Company were re-aligned as follows:

Name, Title and Business Experience

Rafael Gavrielov, CEO and Chairman of the Board of Directors, effective May 8, 2013.  Mr. Gavrielov is 57 years of age.  Mr. Rafael Zalmonovich Gavrielov is currently President and CEO of RTS Oil, after holding the position of Director from 2000 to 2009. During his management, RTS Oil partially acquired and partially built 20 gas stations in Taraz, Kazakhstan; and built two of the largest fuel tank farms in the region: one for 7,000 metric tons (approximately 51,310 barrels) in Taraz and one for 16,000 metric tons (approximately 117,280 barrels) in Shymkent, Kazakhstan. In 2012, Mr. Gavrielov began and completed the construction and launching of a plant for production of plastic products with investments of over US10 million and the release of approximately 100 unique products.

Mr. Gavrielov attended the Engineering and Construction Faculty of Frunze Polytechnic Institute and graduated in 1977, earning a degree in Railway Engineering. From 1977 to 1987, he worked at Zhambylhimstroj LLC, holding positions from Master Foreman to Acting Supervisor of the Construction Department. From 1988 to 1990, he held the position of Vice-Chairman of the cooperative at a research and production company, “IDEA.” From 1990 to 2000, he was a Director of a partnership with additional liability “ROSTOK,” while also consulting for the western administrative district of the Bank “Alisa.”

Ashot Sarkisian, Director.  Mr. Sarkisian is 49 years of age, effective May 8, 2013.  Mr. Ashot Gurgenovich Sarkisian has extensive contacts in international business, the petrochemical industry and administrations of railways of the Commonwealth of Independent States (CIS) and Europe. Mr. Sakisian also has extensive experience in transnational business processes. He is a permanent participant of international business forums, is an expert on foreign intergovernmental agreements and was a member of the official delegation of the Kyrgyz Republic to Shanghai Cooperation Organization in August of 2012, in Beijing.

From 1984 to 1988, Mr. Sarkisian attended the Novosibirsk Institute of Soviet Cooperative Trade, earning a Degree of Economist with highest qualifications. He is fluent in Armenian, Russian and has some knowledge of English. From 2002 to 2006, Mr. Sarkisian helped create several companies, including: “General Direction” in Bishkek, Kyrgyz Republic, limited liability company “Ankavan Springs” in Yerevan, Republic of Armenia, “Asian Freight Forwarding Company” in Bishkek, Kyrgyz Republic and “Shesar” in Bishkek, Kyrgyz Republic. He held President & CEO, Director and Alternate Director positions in these companies and had numerous responsibilities, which included general management of the company, strategic, tax and financial planning and analysis, conducting financial settlements with railway administrations of CIS countries, managerial accounting, entering into contracts with foreign companies, planning and organization of multimodal import-export, transit rail, mass transportation, organization of export deliveries of food and mineral water, delivery of railway cars, organization of repair of railway cars belonging to the Kyrgyz Republic, transportation of coal, jet fuel, sugar, grain, flour, cement, fuel sales in the domestic market of Kyrgystan, interaction with railway management and working with credit organization. From 1986 to 1991, Mr. Sarkisian held the position of Inspector of Operational Supply Department in the Almaty office of the Kyrgyz Railways.

Currently Mr. Sarkisian holds the position of President and CEO of “General Direction” LLP and is responsible for general and personnel management, strategic, tax and financial planning and analysis, refining import-export of oil operations, delivery of petroleum products to the Republic of Tajikistan and the Islamic Republic of Afghanistan. Since 2010, Mr. Sarkisian has also held the position of Vice-President of a Chinese refinery “China Petrol Company

‘Djunda,” where he is responsible for monitoring project documentation and, control over construction and launching a manufacturing facility, as well as working with  design and construction companies and interaction with state regulatory authorities.

Gafur Kassymov, Director, continuing.  Mr. Kassymov is 60 years of age.  Mr. Kassymov became a director and Chairman of the Board of Directors of the Company following the completion of the acquisition of Sinur Oil LLP in October 2010.  Mr. Kassymov is the General Director of Sinur Oil, overseeing company management and operations.  He has been involved in the oil refinery’s development since its inception in 2005.  Permanently residing in the Republic of Kazakhstan, Mr. Kassymov is the Chairman of the Uzbek Ethnic Cultural Association in the Republic of Kazakhstan, a non-governmental and non-political body.  Mr. Kassymov is a member of the Kazakhstan People’s Assembly (KPA), chaired by the President of Kazakhstan.  Mr. Kassymov studied at Leningrad Electrotechnical School, and then continued his education in Kazakhstan, where he graduated from Dzambyl University with a Bachelor’s Degree in Engineering and Economics.  He also holds a degree of jurisprudence studies from Auylie-Ata University, where he completed his post-graduate education in 2000.  Mr. Kassymov, however, is not a practicing attorney.

Grigory Veksler, Director, effective May 8, 2013. Mr. Veksler is 25 years of age.  From 2005 to 2009, Mr. Veksler attended the International Academy of Business in Almaty, Kazakhstan and graduated with a Management Degree. He is fluent in Russian and English. From 2009 to 2010, Mr. Veksler was an operator of RTS Oil oil refinery; from 2010 to 2011, he performed functions of a Senior Operator of the of RTS Oil oil refinery; and from 2011 to present, he holds the position of Vice-President of Commercial Operations along with Director duties at the branch of RTS Oil in Almaty, Kazakhstan. As part of RTS Oil’s management team, he assists with branch operations, personnel, organizational and general business tasks. Mr. Veksler also takes part in strategic and operational planning, selection and coordination of personnel, organization and management of retail and wholesale distribution of petroleum products, cash flow management, pricing, legal support of business activities and executive functions. He has contacts in oil and gas business in the Republic of Kazakhstan, Russian Federation and Kyrgyz Republic.

Jeffrey R. Brimhall, Director, effective May 8, 2013.  Mr. Brimhall is 31 years of age.  He served as the CFO of the Company from March 29, 2010, until December 14, 2010.  Mr. Brimhall is currently employed as a Financial Reporting Supervisor for Resolute Energy Corp., an NYSE listed company based in Denver, CO.  In that capacity, Mr. Brimhall is responsible for reviewing financial statements and performing variance analysis to present to management and the Board of Directors. He also assists in the preparation of Resolute Energy’s periodic reports to the SEC that are filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. Brimhall has been with Resolute Energy since December, 2009.  From June 2007 to December 2009, Mr. Brimhall was employed with Hein & Associates, LLP, a certified public accounting firm in Denver, Colorado.  While with Hein & Associates, he served as both a Senior Auditor and an Audit Supervisor.  In those capacities, he was responsible for multiple audit engagements, reviewing financial statements and Exchange Act periodic reports filed with the SEC and researching technical accounting issues.  From August 2005 to June 2007, Mr. Brimhall was an Audit Associate with Grant Thornton LLP in Phoenix, Arizona.  As an Audit Associate, he participated in annual audits, quarterly reviews and SOX internal control testing for public companies. Mr. Brimhall earned a Bachelor’s of Science Degree from Brigham Young University in 2005.  Mr. Brimhall received licensure as a Certified Public Accountant in 2008.

Jeffrey T. Jensen, Vice President and Secretary, effective May 8, 2013.  Mr. Jensen is 33 years of age.  Mr. Jenson served as a director of the Company from August, 2007, until May 8, 2013, and was the Company’s President and Chief Executive Officer from March, 2010, to May 8, 2013.  He also served as the Company’s Chief Financial Officer from December, 2010, until May 8, 2013.  Mr. Jensen is the President and owner of Jensen Consulting Group, a business consulting firm he founded in April 2007 that helps companies perform financial analysis, forecast cash flow needs and secure investment capital.  In 2003, he founded Pacific Industrial Contractor Screening, a proprietary online clearinghouse that assists petrochemical companies pre-qualify contractors, and served as its chief information officer from 2003 through September 2007.  Mr. Jensen earned an M.B.A. from Brigham Young University in 2006 and a B.S. in Electrical and Computer Engineering, magna cum laude, from Brigham Young University in 2003.

Disagreements

None of the elections, designations or resignations of any directors or executive officers of the Company on the closing of the Agreement were the result of any disagreement by or among any such persons or the Company.

Arrangements or Understandings

With the exception that the Agreement provided that Mr. Rafael Gavrielov would be designated as the CEO of the Company and had the right to designate up to three members of the five member Board of Directors of the Company, there are no arrangements or understandings with any of the newly elected or designated directors or officers and any other person pursuant to which any such director or officer was elected or designated to serve in any such capacity.

Family Relationships

There are no family relationships between any of the directors and officers of the Company.

ITEM 8.01—OTHER EVENTS

(a)

On May 8, 2013, the Company’s Board of Directors adopted a resolution to change the name of the Company to “RTS Oil Holdings, Inc.”  The name change is subject to the approval of a vote of stockholders owning a majority of the outstanding voting securities of the Company.  It is anticipated that the an Information Statement, following the receipt of the written consent of the principal stockholder of the Company, NEW-CO (see Item 1 above) approving the name change, will be filed with the SEC and mailed to stockholders within the next 10 days.

(b)

On May 13, 2013, the Company’s Board of Directors also approved a one for three (1 for 3) reverse split of the outstanding common stock of the Company, while retaining the present authorized common and preferred shares and par value and with appropriate adjustments in the capital accounts of the Company.  No stockholder approval of the reverse split was required under Utah law as the reverse split does not result in an amendment to the Articles of Incorporation.  See the Legal Opinion filed as an Exhibit in Item 9.01. The Company presently has 105,000,000 authorized shares, divided into 100,000,000 shares of common stock of a par value of $0.001 per share; and 5,000,000 shares of preferred stock of a par value of $0.001 per share.  Following the closing of the Agreement whereby the Company acquired 100% of the beneficial interest of RTS Oil, all 100,000,000 shares of the Company’s authorized shares were issued and outstanding; the reverse split will decrease the outstanding shares to approximately 33,333,334 outstanding shares, with minor adjustments for rounding fractions up to the nearest whole share, and have the unintended effect of increasing the shares of the Company available for issuance.

The increase in the Company’s authorized shares of common stock may also have the effect of preventing or delaying the acquisition by third parties of a controlling interest in us, even though NEW-CO owns approximately 62.9% of the Company’s currently outstanding voting securities.  Our ability to issue a vastly increased number of voting securities may lead to an increase in the number of votes required in order to approve a future change in control  and may make it substantially more difficult for third parties to gain control of us through a tender offer, proxy contest, merger or other transaction.  The ability to prevent a change in control may deprive our stockholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that such a transaction may cause.  Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common stockholders.  Despite these potential anti-takeover effects, however, the Board of Directors believes that the financial flexibility afforded by any increase in our authorized common stock outweighs any potential disadvantages.  The Board of Directors adopted the resolution to effect the reverse split with the hope of a pro rata increase in the current bid and asked prices of the Company’s common stock that may have the effect of the Company’s common stock no longer being deemed to be “penny stock” and not with a view to its potential anti-takeover effects; however, no assurance can be given that the bid and asked prices of the Company’s common stock will increase proportionately or at all.  Our management and our Board of Directors have no present intention to use the increased number of authorized common shares for any anti-takeover purpose.

Our issuance of any additional shares of our common stock in the future may dilute both the equity interests and the earnings per share of our existing common stockholders.  Such dilution may be substantial, depending on the number of shares issued.  Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

It is anticipated that the reverse split will take effect on or about May 24, 2013.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

(a)

The financial statements of RTS Oil will be filed in an amendment to this Current Report on or prior to July 24, 2013.

(b)

The pro forma financial information reflecting the combination of the Company and RTS Oil will be filed in an amendment to this Current Report on or prior to July 24, 2013.

(c)

Not applicable.

(d)

Exhibit Number	Title of Document	Location
10	Share Exchange Agreement	Items 1.01, 2.01 and 3.01
Annexes
Participation Interest Purchase-Sale Agreement
Investment Letter
5	Legal Opinion (Reverse Split without Stockholder Approval in Utah)	Item 8.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT TECHNOLOGIES, INC.
Registrant

Date: May 14, 2013	By:	/s/Jeffrey T. Jensen
Jeffrey T. Jensen
Vice President